Exhibit 99.3

Update of the Business Operations and Information Technology Transformation Program October 18, 2011

Forward-Looking Statements Other Placeholder: This presentation contains forward-looking statements as defined by United States securities laws, including statements relating to our financial, operational, strategic, commercial, technological and other goals and expectations regarding our Business Operations and Information Technology Transformation program, as well as regarding other goals and expectations for our business, financial and capital condition, results of operations, operating margins, strategies and the business environment. Forward-looking statements are often, but not always, identified by such forward-looking terminology as "plan," "expect," "look," "believe," "anticipate," "estimate," "seek," "may," "will," "trend," "target,” and "goal," or similar statements or variations of such terms. These statements are not guarantees of future performance, are inherently uncertain, are based on current assumptions that are difficult to predict and involve a number of risks and uncertainties. Therefore, actual outcomes and results may differ materially from what is expressed in those statements, and those statements should not be relied upon as representing our expectations or beliefs as of any date subsequent to October 18, 2011.Important factors that may affect future results and outcomes include, but are not limited to: delays or difficulties in the execution of our previously announced business operations and information technology transformation program, which could lead to changes in our estimates of the charges, expenses or savings associated with the planned program, resulting in increased volatility of our earnings; our ability to control operating risks, data security breach risks, information technology systems risks and outsourcing risks, and our ability to protect our intellectual property rights, the possibility of errors in the quantitative models we use to manage our business and the possibility that our controls will prove insufficient, fail or be circumvented; the potential for new products and services to impose additional costs on us and expose us to increased operational risk; the manner in which the Federal Reserve and other regulators implement the Dodd-Frank Act and other regulatory initiatives in the U.S. and internationally, including any increases in the minimum regulatory capital ratios applicable to us and regulatory developments that result in changes to our operating model or other changes to the provision of our services in order to comply with or respond to such regulations; required regulatory capital ratios under Basel II and Basel III, in each case as fully implemented by State Street and State Street Bank (and in the case of Basel III, when finally adopted by the Federal Reserve), which may result in the need for substantial additional capital or increased levels of liquidity in the future; changes in law or regulation that may adversely affect our, our clients’ or our counterparties’ business activities and the products or services that we sell, including additional or increased taxes or assessments thereon, capital adequacy requirements and changes that expose us to risks related to compliance; financial market disruptions and the economic recession, whether in the U.S. or internationally; the liquidity of the U.S. and international securities markets, particularly the markets for fixed-income securities, and the liquidity requirements of our clients; increases in the volatility of, or declines in the levels of, our net interest revenue, changes in the composition of the assets on our consolidated balance sheet and the possibility that we may be required to change the manner in which we fund those assets; the financial strength and continuing viability of the counterparties with which we or our clients do business and to which we have investment, credit or financial exposure; the credit quality, credit agency ratings, and fair values of the securities in our investment securities portfolio, a deterioration or downgrade of which could lead to other-than-temporary impairment of the respective securities and the recognition of an impairment loss in our consolidated statement of income; the maintenance of credit agency ratings for our debt and depository obligations as well as the level of credibility of credit agency ratings; the results of, and costs associated with, government investigations, litigation and similar claims, disputes, or proceedings; the risks that acquired businesses will not be integrated successfully, or that the integration will take longer than anticipated, that expected synergies will not be achieved or unexpected disynergies will be experienced, that client and deposit retention goals will not be met, that other regulatory or operational challenges will be experienced and that disruptions from the transaction will harm relationships with clients, employees or regulators; the ability to complete acquisitions, divestitures and joint ventures, including the ability to obtain regulatory approvals, the ability to arrange financing as required and the ability to satisfy closing conditions; the performance of and demand for the products and services we offer, including the level and timing of redemptions and withdrawals from our collateral pools and other collective investment products; the possibility that our clients will incur substantial losses in investment pools where we act as agent, and the possibility of significant reductions in the valuation of assets; our ability to attract deposits and other low-cost, short-term funding; potential changes to the competitive environment, including changes due to the effects of consolidation, and perceptions of State Street as a suitable service provider or counterparty; the level and volatility of interest rates and the performance and volatility of securities, credit, currency and other markets in the U.S. and internationally; our ability to measure the fair value of the investment securities on our consolidated balance sheet; adverse publicity or other reputational harm; our ability to grow revenue, attract and/or retain and compensate highly skilled people, control expenses and attract the capital necessary to achieve our business goals and comply with regulatory requirements; changes in accounting standards and practices; and changes in tax legislation and in the interpretation of existing tax laws by U.S. and non-U.S. tax authorities that affect the amount of taxes due.Other important factors that could cause actual results to differ materially from those indicated by any forward-looking statements are set forth in our 2010 Annual Report on         Form 10-K and our subsequent SEC filings. We encourage investors to read these filings, particularly the sections on risk factors, for additional information with respect to any forward-looking statements and prior to making any investment decision. The forward-looking statements contained in this presentation speaks only as of the date hereof, October 18, 2011, and we do not undertake efforts to revise those forward-looking statements to reflect events after that date. Among the initiatives incorporated within Business Operations and Information Technology Transformation program, we are standardizing several core business and information technology processes, primarily through the execution of Lean efficiency principles and increased automation.  We are also creating a new technology platform, including moving many core software applications to a private cloud.  In addition, we are planning additional servicing and processing centers of excellence in globally distributed low-cost locations to improve the work allocation and responsiveness of service demands and have also expanded our relationships with strategic information technology service providers to enhance efficiencies.

Update of the Business Operations and Information Technology Transformation Program Program Overview*  2011 – 2014 Goals Position the company for accelerated growth  Achieve estimated annual pre-tax run-rate expense savings of $575MN to $625MN by the end of 2014 for full effect in 2015    Achieve, by the end of 2015, a 400-bp improvement in operating-basis pre-tax margin, compared to 2010 operating–basis pre-tax margin, assuming all else being equal**    Enhance service excellence and innovation   Deliver efficiencies in operating model   Process standardization and automation   Efficient use of technology for product development   Components of the Program Business Operations Transformation ‒ $440MN*** in estimated annual pre-tax run-rate expense savings by the end of 2014 for full effect in 2015   Information Technology Transformation‒ $160MN*** in estimated annual pre-tax run-rate expense savings by the end of 2014 for full effect in 2015   Estimated annual pre-tax, run-rate expense savings and operating-basis pre-tax margin improvement relate only to the Business Operations and Information Technology Transformation program; actual operating expenses and operating margin of the Company may increase or decrease due to other factors. ** Includes operating-basis information.  Operating-basis information is a non-GAAP presentation.  See Appendix for a description of the operating-basis presentation. ***Based on the approximate mid-point of the range of the estimated annual pre-tax run-rate expense savings of $575MN-$625MN by the end of 2014 for full effect in 2015. October 18, 2011

Update of the Business Operations and Information Technology Transformation Program Financial Profile of Program  2011 – 2014   Expected Net Benefit To achieve estimated annual pre-tax, run-rate expense savings of $575MN to $625MN by the end of 2014 for full effect in 2015*   Estimated Annual   Pre-Tax, Run-Rate Expense Savings** 2012: about 1/3 of the Expected Net Benefit   2013: about 2/3 of the Expected Net Benefit    2014: substantially all of the Expected Net Benefit   Expected Pre-Tax Non-Recurring, Project-Related Operating Expenses Incremental costs to range $15MN to $20MN per quarter, primarily in salaries and benefits   Incremental costs to peak in 2012 and trail off in 2014   Expected Pre-tax Restructuring Charges Between $400MN and $450MN from December 2010 to December 2014 – $156MN in 2010 – $120MN-$140MN in 2011 – $100MN-$175MN in 2012 to 2014    * Estimated annual pre-tax, run-rate expense savings relate only to the Business Operations and Information Technology Transformation program; actual operating expenses of the Company may increase or decrease due to other factors. **Average pre-tax , run-rate expense savings expected in each year, based on estimated annual pre-tax, run-rate expense savings of $575MN - $625MN by the end of 2014 for the full effect in 2015.  October 18, 2011

Update of the Business Operations and Information Technology Transformation Program Planned Business Operations Transformation Component Drivers Goal: Achieve Annual Pre-Tax, Run-Rate Expense Savings of $440MN by the End of 2014* Estimated   % of Savings Process Transformation and Standardization Use Lean to standardize our 14 core business processes Apply standardization to drive efficiency and consistency 10% Automation of Key Business Processes Automate a significant portion of key business processes Minimize manual processing 30% Centers of Excellence in Globally Balanced Model Establish additional low-cost locations in globally distributed footprint Balance workloads globally across focused Centers of Excellence 60% Expected Impact on Income Statement Approximately 95% of the overall estimated Business Operations Transformation expense savings are expected to be reflected as a reduction of salaries and benefits**     *  Estimated annual pre-tax, run-rate expense savings expected by the end of 2014 for full effect in 2015, based on projected total pre-tax, run-rate expense savings of $575MN - $625MN for the full Business Operations and Information Technology Transformation program.**Estimated annual pre-tax, run-rate expense savings relate only to the Business Operations and Information Technology Transformation program; actual operating expenses of the Company may increase or decrease due to other factors. October 18, 2011

Update of the Business Operations and Information Technology Transformation Program Planned Information Technology Transformation Component Drivers Goal: Achieve Annual Pre-Tax, Run-rate Expense Savings of $160MN by the End of 2014* Estimated   % of Savings New Technology Architecture Introduce new cloud computing platform Designed to reduce cost structure and improve product delivery 20% IT Optimization Deploy LEAN methodology to IT processes across State Street and strategic servicing relationships 40% Workforce Optimization Leverage strategic servicing relationships to deploy IT services with globally distributed model and to reduce costs 40% Expected Impact on Income Statement Approximately 165% of the overall estimated IT Transformation expense savings are expected to be reflected as a reduction in salaries and benefits** Information systems and communications expense is expected to increase by an amount equal to approximately 65% of total IT Transformation benefits, partially off-setting the expected improvement in salaries and benefits**   October 18, 2011  * Estimated annual pre-tax, run-rate expense savings expected by the end of 2014, for full effect in 2015 based on projected total pre-tax, run-rate expense savings of $575MN - $625MN for the full Business Operations and Information Technology Transformation program. **Estimated annual pre-tax, run-rate expense savings relate only to the Business Operations and Information Technology Transformation program; actual operating expenses of the Company may increase or decrease due to other factors.

Update of the Business Operations and Information Technology Transformation Program Estimated Annual Pre-Tax, Run-Rate Expense Savings Goal:  Achieve Annual Pre-Tax, Run-Rate Expense Savings of $575MN to $625MN by the End of 2014* $MN 2011 2012 2013 2014 2015 Business Operations Transformation $150 $250 $370 $430 $440 Information Technology Transformation 5 20 90 150 160 Net Benefits Before Non-Recurring Project-Related Expenses 155 270 460 580 600 Less:  Non-Recurring Project-Related Expenses 75 100 70 40 0 Annual Pre-Tax, Run-Rate Expense Savings $80 $170 $390 $540 $600   As of the end of 2014, approximately 105% to 115% of the estimated annual pre-tax, run-rate savings for 2015 associated with the program will be reflected as a reduction of salaries and benefits.  Non-recurring project-related operating expenses are expected to be reflected primarily in salaries and benefits expenses. As of the end of 2014, information systems and communications expenses are expected to increase by 10% to 20% of the estimated annual pre-tax, run-rate savings for 2015, partially offsetting the improvement in salaries and benefits.  Other expenses are estimated to decrease by an amount equal to 5% of the estimated annual pre-tax, run-rate expense savings for 2015. *The full effect of the annual pre-tax, run-rate savings is not expected to be experienced until 2015. Chart data based on the approximate mid-point of the range of the estimated annual pre-tax, run-rate expense savings of $575MN-$625MN at the end of 2014;for full effect in 2015; estimated savings for individual years may vary up or down based on the execution of the Business Operations and Information Technology Transformation program.  Annual pre-tax, run-rate expense savings relate only to the Business Operations and Information Technology Transformation program; actual operating expenses of the Company may increase or decrease due to other factors.

Update of the Business Operations and Information Technology Transformation Program Key Milestones Expected in 2012 Other Placeholder: 14 core business operations processes are in scope Establish 2 additional global Centers of Excellence for a total of 7 overall Achieve 20% targeted automation benefits Establish 2 new low-cost locations to balance our global footprint Scale the cloud computing platform to enable major migrations in 2013 and 2014 Realize 20% of the expected benefits from our IT application portfolio rationalization Substantially complete transition to previously announced strategic servicing relationships  with IBM and Wipro October 18, 2011

Appendix—Non-GAAP Financial Measures October 18, 2011 Other Placeholder: This presentation includes financial information presented on an operating basis. Operating-basis financial information is a non-GAAP presentation.  Management measures and compares certain financial information on an operating basis, as it believes that this presentation supports meaningful comparisons from period to period and the analysis of comparable financial trends with respect to State Street’s normal ongoing business operations.  Management believes that operating-basis financial information, which reports revenue from non-taxable sources on a fully taxable-equivalent basis and excludes the impact of revenue and expenses outside of the normal course of business, facilitates an investor’s understanding and analysis of State Street’s underlying financial performance and trends in addition to financial information prepared and reported in accordance with GAAP.  Non-GAAP financial measures should be considered in addition to, not as a substitute for or superior to, financial measures determined in accordance with GAAP.